INCOME TAXES - Deferred tax assets and liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Deferred tax assets/(liabilities):
Net operating loss carryforwards	$ 9,151	$ 7,506
Property plant and equipment	(150)	(190)
Other	68	229
Total	9,069	7,545
Valuation allowance	(9,069)	(7,545)
Net operating loss carryforwards	39,500	30,700
Accrued interest and penalties	0	0
Unrecognized tax benefits	$ 0	$ 0